Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended October 31, 2012

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$30,754
Unrealized Gain (Loss) on Market Value of Futures	(16,496,895)
Unrealized Gain (Loss) on Foreign Currency Translations	14
Interest Income	34,192
ETF Transaction Fees	1,750
Total Income (Loss)	$(16,430,185)

Expenses
Management Fees	$383,560
Brokerage Commissions	33,681
Tax Reporting Fees	12,834
Non-interested Directors' Fees and Expenses	3,878
Prepaid Insurance Expense	2,202
Total Expenses	$436,155
Net Income (Loss)	$(16,866,340)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 10/1/12	$466,239,412
Additions (700,000 Units)	42,340,767
Net Income (Loss)	(16,866,340)

Net Asset Value End of Month	$491,713,839
Net Asset Value Per Unit (8,300,000 Units)	$59.24

To the Unitholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2012 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

Exhibit 99.1

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended October 31, 2012

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$101,000
Unrealized Gain (Loss) on Market Value of Futures	(268,675)
Interest Income	181
Total Income (Loss)	$(167,494)

Expenses
Management Fees	$1,417
Brokerage Commissions	163
Non-interested Directors' Fees and Expenses	21
Prepaid Insurance Expense	15
Other Expenses	11,036
Total Expenses	12,652
Expense Waiver	(10,364)
Net Expenses	$2,288
Net Income (Loss)	$(169,782)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 10/1/12	$2,630,301
Net Income (Loss)	(169,782)

Net Asset Value End of Month	$2,460,519
Net Asset Value Per Unit (100,000 Units)	$24.61

To the Unitholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2012 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

Exhibit 99.1

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended October 31, 2012

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(20,182)
Realized Trading Gain (Loss) on Foreign Currency Transactions	1
Unrealized Gain (Loss) on Market Value of Futures	(30,582)
Unrealized Gain (Loss) on Foreign Currency Translations	(143)
Interest Income	188
Total Income (Loss)	$(50,718)

Expenses
Management Fees	$1,834
Brokerage Commissions	303
Non-interested Directors' Fees and Expenses	22
Other Expenses	10,602
Total Expenses	12,761
Expense Waiver	(9,927)
Net Expenses	$2,834
Net Income (Loss)	$(53,552)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 10/1/12	$2,737,747
Net Income (Loss)	(53,552)

Net Asset Value End of Month	$2,684,195
Net Asset Value Per Unit (100,000 Units)	$26.84

To the Unitholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2012 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

Exhibit 99.1

United States Commodity Index Funds Trust

United States Metals Index Fund

Monthly Account Statement

For the Month Ended October 31, 2012

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$34,966
Unrealized Gain (Loss) on Market Value of Futures	(247,831)
Interest Income	203
Total Income (Loss)	$(212,662)

Expenses
Management Fees	$1,579
Brokerage Commissions	111
Non-interested Directors' Fees and Expenses	22
Other Expenses	10,602
Total Expenses	12,314
Expense Waiver	(9,933)
Net Expenses	$2,381
Net Income (Loss)	$(215,043)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 10/1/12	$2,766,528
Net Income (Loss)	(215,043)

Net Asset Value End of Month	$2,551,485
Net Asset Value Per Unit (100,000 Units)	$25.51

To the Unitholders of United States Metals Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2012 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Metals Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

Exhibit 99.1

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended October 31, 2012

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$146,538
Realized Trading Gain (Loss) on Foreign Currency Transactions	1
Unrealized Gain (Loss) on Market Value of Futures	(17,043,983)
Unrealized Gain (Loss) on Foreign Currency Translations	(129)
Interest Income	34,764
ETF Transaction Fees	1,750
Total Income (Loss)	$(16,861,059)

Expenses
Management Fees	$388,390
Brokerage Commissions	34,258
Tax Reporting Fees	12,834
Non-interested Directors' Fees and Expenses	3,943
Prepaid Insurance Expense	2,217
Other Expenses	32,240
Total Expenses	473,882
Expense Waiver	(30,224)
Net Expenses	$443,658
Net Income (Loss)	$(17,304,717)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 10/1/12	$474,373,988
Additions (700,000 Units)	42,340,767
Net Income (Loss)	(17,304,717)

Net Asset Value End of Month	$499,410,038

To the Unitholders of United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2012 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612